UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2019

Karyopharm Therapeutics Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36167	26-3931704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Wells Avenue, 2nd Floor Newton, Massachusetts	02459
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 658-0600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	KPTI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Karyopharm Therapeutics Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders on June 6, 2019 (the “Annual Meeting”). The following is a summary of the matters voted on at the Annual Meeting.

1.

The Company’s stockholders re-elected Garen G. Bohlin, Mikael Dolsten, M.D., Ph.D. and Michael G. Kauffman, M.D., Ph.D. as class III directors to serve until the 2022 annual meeting of stockholders, each such director to hold office until his successor has been duly elected and qualified. The results of the stockholders’ vote with respect to the election of such class III directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Garen G. Bohlin	29,640,967	2,655,505	13,834,415
Mikael Dolsten, M.D., Ph.D.	29,871,347	2,425,125	13,834,415
Michael G. Kauffman, M.D., Ph.D.	30,042,668	2,253,804	13,834,415

2.

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
31,696,097	578,243	22,132	13,834,415

3.

The Company’s stockholders recommended, on a non-binding advisory basis, that future advisory votes on the compensation of the Company’s named executive officers be held every one year. The results of the stockholders’ vote with respect to such recommendation were as follows:

Every One Year	Every Two Years	Every Three Years	Votes Abstaining	Broker Non-Votes
32,124,129	8,656	132,348	31,339	13,834,415

In light of the foregoing, the Company currently intends to hold an advisory vote on the compensation of its named executive officers every one year until the next required advisory vote on the frequency of holding the advisory vote on named executive officer compensation.

4.

The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining
46,038,762	13,633	78,492

5.

The Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000. The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Votes Abstaining
42,392,323	3,641,810	96,754

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARYOPHARM THERAPEUTICS INC.

Date: June 7, 2019	By:	/s/ Christopher B. Primiano
Christopher B. Primiano
Executive Vice President, Chief Business Officer, General Counsel and Secretary